UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 6, 2009
WESTMORELAND COAL COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	001-11155	23-1128670

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2 North Cascade Avenue, 2nd Floor, Colorado Springs, CO 80903

(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (719) 442-2600

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.
(a) Dismissal of independent registered public accounting firm.
     On January 6, 2009, the Audit Committee of Westmoreland Coal Company (the “Company”) notified KPMG LLP (“KPMG”) that upon completion of the 2008 audit engagement and the filing of the Company’s Annual Report on Form 10-K for the year ending December 31, 2008, KPMG will be dismissed as the Company’s independent registered public accounting firm. The decision to change accounting firms was approved by the Company’s Audit Committee.
     During the years ended December 31, 2007 and 2006 and the subsequent period through the date of this filing, the Company had no: (1) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events, except as described below. Management of the Company has authorized KPMG to respond fully to the inquiries of the new independent registered public accounting firm regarding all matters.
     KPMG’s reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2007 and 2006 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:
     The audit report of KPMG on the consolidated financial statements of Westmoreland Coal Company and subsidiaries as of and for the year ended December 31, 2007 contained a separate paragraph that stated that “The consolidated financial statements have been prepared assuming the Company will continue as a going concern. As discussed in note 1 to the consolidated financial statements, the Company has suffered recurring losses from operations, has a working capital deficit, and a net capital deficiency that raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regards to these matters are also described in note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty;” and contained a separate paragraph that stated that “As discussed in notes to the consolidated financial statements, the Company changed its method for accounting and reporting for share-based payments effective January 1, 2006, its method of accounting for deferred overburden removal costs effective January 1, 2006, its method of accounting for pension and other postretirement benefits effective December 31, 2006, and its method of quantifying misstatements effective January 1, 2006. Also, as discussed in note 1, the Company changed its method of accounting for workers’ compensation benefits effective January 1, 2005.”
     The audit reports of KPMG on the effectiveness of internal control over financial reporting as of December 31, 2007 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that KPMG’s report indicated that Westmoreland Coal Company did not maintain effective internal control over financial reporting as of December 31, 2007 because of the effect of material weaknesses on the achievement of the objectives of the control criteria and contained an explanatory paragraph that stated that:
     “Management identified and included in its assessment material weaknesses related to electronic spreadsheets that impact the Company’s financial reporting, census data used to calculate postretirement medical benefit obligations, and the accounting for one of the Company’s stock based compensation plans.”
     The audit reports of KPMG on the effectiveness of internal control over financial reporting as of December 31, 2006 and on management’s assessment of the effectiveness of internal control over financial reporting as of December 31, 2006, did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that KPMG’s report indicated that Westmoreland Coal Company did not maintain effective internal control over financial reporting as of December 31, 2006 because of the effect of material weaknesses on the achievement of the objectives of the control criteria and contained an explanatory paragraph that stated that:
     “Management’s procedures over accounting for the estimated cost of future reclamation of the Company’s mines were not designed effectively. Specifically, the Company did not maintain adequate controls to review the assumptions used and the data input into the electronic spreadsheets used to calculate the Company’s capitalized asset retirement costs and asset retirement obligations resulting in more than a remote likelihood that a material misstatement of the Company’s annual or interim financial statements would not be prevented or detected. This material weakness in internal control over financial reporting resulted in an overstatement of capitalized asset retirement costs and asset retirement obligations. The Company corrected these errors in accounting prior to the issuance of the Company’s 2006 consolidated financial statements.
     The Company did not maintain adequate controls for the testing, verification and review of electronic spreadsheets that impact the company’s financial reporting. This resulted in an ineffective review of the assumptions used and the data input into electronic spreadsheets and in errors in the Company’s capitalized asset retirement costs and asset retirement obligations that were material. These errors were corrected prior to the original issuance of the Company’s 2006 consolidated financial statements. This also resulted in an ineffective review of the assumptions used and the data input into the electronic spreadsheets used to prepare the Company’s income tax accrual. As a result, the Company’s accrued state income tax liabilities contained material errors that were corrected in the restatement of the Company’s 2006 consolidated financial statements.
     The Company did not maintain adequate controls to ensure the completeness and accuracy of the census data used to calculate the Company’s postretirement medical benefit liabilities. As a result, the Company’s postretirement medical benefit liabilities contained errors that were material, resulting in the restatement of the Company’s 2006, 2005, and 2004 consolidated financial statements.
     The Company did not maintain policies, procedures and controls that were adequate to account for its Performance Unit Plan in accordance with generally accepted accounting principles for stock based compensation plans. As a result, the Company’s accrual for stock based compensation contained material errors that were corrected in the restatement of the Company’s 2006 consolidated financial statements.”
     The Company has requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of KPMG’s letter, dated January 12, 2009, is filed as Exhibit 16.1 to this Current Report on Form 8-K.
(b) New independent registered public accounting firm.
     On January 8, 2009, the Audit Committee approved the engagement of Ernst & Young LLP (“Ernst & Young”) as the Company’s new independent registered public accounting firm beginning with fiscal year 2009, and to perform procedures related to the financial statements to be included in the Company’s quarterly report on Form 10-Q, beginning with, and including, the quarter ending March 31, 2009. The Company has not consulted with Ernst & Young during its two most recent fiscal years ended December 31, 2007 and December 31, 2008, or during any subsequent period prior to its appointment as the Company’s auditor with respect to any of the matters or events listed in Regulation S-K 304(a)(2)(i) and (ii). Ernst & Young has informed the Company that it completed its prospective client acceptance process on January 12, 2008.
Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

16.1	Letter of KPMG LLP dated January 12, 2009

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY
Date: January 12, 2009	By:	/s/ Kevin A. Paprzycki
Kevin A. Paprzycki
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter of KPMG LLP dated January 12, 2009